Exhibit 99.1

Evidence of Cognitive Improvement with Bryostatin for Advanced Alzheimer’s Patients in the Absence of Memantine Daniel L. Alkon, MD 1 1 Neurotrope, Inc., New York, NY, USA. In an initial Phase II randomized, double - blind study of advanced AD patients with MMSE - 2 scores between 4 and 15 , NTRP 101 - 202 , 7 doses of either 20 μg bryostatin, 40 μg bryostatin, or placebo were administered over 12 weeks . Patients were tested for safety and efficacy at several timepoints during treatment, and at 2 weeks and 30 days after the final dose . RESULTS Although the full study did not achieve statistical significance on the primary endpoint, which was change from the baseline to week 13 in the SIB total score, a pre - specified subset of data shows that subjects treated with 20 μg bryostatin (in the absence of memantine) displayed significant improvement on the SIB, ADCS - ADL - SIV, and other secondary and exploratory endpoints . Patients treated with 40 μg showed no improvement and experienced more AEs and SAEs during the study . A subset of 16 study patients treated with 20 μg bryostatin who did not receive concurrent memantine treatment showed no safety issues and an improvement in the Severe Impairment Battery (SIB) score from baseline was observed . In contrast, the placebo patients without memantine showed further decline in cognitive function over time . Results of this pre - specified exploratory analysis showed significant improvement in the mean SIB change from baseline in the 20 μg versus the placebo treatment arm (difference ( 95 % CI) = 5 . 6 ( 0 . 4 , 10 . 9 ) points ; p = 0 . 035 ) at week 13 , the primary endpoint . In this first Phase II trial, NTRP 101 - 202 , a greater treatment effect (see Fig . 2 ) on the SIB was seen in the Complete Analysis Set patients among those in the 20 μg bryostatin arm . The Statistical Analysis Plan (SAP) contained a secondary analysis to analyze efficacy of bryostatin in patients not receiving concurrent memantine treatment . The 20 μg bryostatin arm showed a consistent and sustained benefit of SIB improvement from baseline over the entire trial . In contrast, the placebo patients without memantine showed further decline in cognitive function over time . Among the patients without memantine, the mean SIB change at the average of week 13 and week 15 time points from baseline was statistically greater in the 20 μg bryostatin arm as compared to the placebo arm based on the two sample t - test (SIB difference [ 95 % CI] = 6 · 1 [ 1 · 5 , 10 · 7 ] points ; p = 0 · 012 ) . This significant difference persisted after controlling for baseline SIB and baseline MMSE - 2 strata in an ANCOVA model . Unlike memantine, standard of care Aricept baseline therapy did not affect the 20 μg bryostatin benefit of SIB improvement . An additional exploratory analysis of bryostatin efficacy for patients in the NTRP 101 - 202 study in the absence of memantine considered trends of SIB outcomes over time . No increase in SIB measures over time for the placebo patients was found . In contrast, SIB slopes for the 20 μg bryostatin patients without memantine were highly significant in this analysis, giving a slope ( 95 % CI) = 0 · 36 ( 0 · 08 , 0 · 64 ) SIB points per week in the random intercept model, and a slope ( 95 % CI) = 0 · 41 ( 0 · 21 , 0 · 61 ) points per week in the random slope model . The model interaction terms, which indicate a difference in treatment effect by arm, were highly significant in both mixed models considered (p < 0 . 001 ) . (See Figure 3 ) . Pre - specified subsets of the data from the two Phase II clinical trials described here suggest a potential utility of bryostatin to improve cognitive function and perhaps to reduce progression in advanced AD patients . In addition, the safety profile of exposure to bryostatin was similar between those in the 20 μg bryostatin treatment arms and the placebo arms . The principal targets of bryostatin, PKC isozymes, are known to regulate NMDA receptor functions, which are blocked by memantine . Therefore, it is not surprising that the blockade of the NMDA receptor could offset most if not all of the bryostatin treatment effect . Previous trials with neurotransmitter agonists and/or antagonists have delayed and/or slowed the rate of cognitive decline in advanced AD patients . A recent A Beta antibody trial with prodromal and early AD patients (Biogen, Inc . ) has also suggested a reduction in the rate of decline, although this has not yet been confirmed in a full follow - up trial . In the studies reported here, the data available to date (including post - hoc analyses) suggest that bryostatin may safely produce actual cognitive improvement at the 20 μg dose . This SIB improvement was evident in the absence of exposure to memantine . Additional confirmatory studies currently underway will help further examine the efficacy of bryostatin in the absence of memantine to treat and/or reverse disease progression of advanced AD patients . INTRODUCTION METHODS AND MATERIALS 1 Sun, MK, Hongpaisan, J, Alkon, DL : Post - ischemic PKC activation rescues retrograde and anterograde long - term memory . Proc Nat . Acad . Sci . USA 2009 106 (34) : 14676 – 14680 . 2 Sen A, Alkon DL, Nelson TJ Apolipoprotein E 3 (ApoE 3 ) but Not ApoE 4 Protects against Synaptic Loss through Increased Expression of Protein Kinase Cε . J Biol Chem 2012 , 287 (19), 15947 - 15948 . 3 Sun MK, Nelson TJ, Alkon DL . Towards universal therapeutics for memory disorders . Trends Pharmacol Sci . 2015 , pii : S 0165 - 6147 (15) 00076 - 0 . doi : 10 . 1016 /j . tips . 2015 . 04 . 004 . 4 Wei LJ, Lachin JM. Two Sample Asymptotically Distribution Free Tests for Incomplete Multivariate Observations. J Am Stat Assoc . 1984 79:653 - 661. 5 Nelson, TJ, Sun, MK, Lim, C, et al . , Bryostatin Effects on Cognitive Function and PKCε in Alzheimer’s Phase IIa and Expanded Access Trials, J Alzheimers Dis . 2017 58 : 521 - 535 . 6 Farlow, M . , Thompson,R . , Wei, L . J . ,Tuchman,A . , Genier,E . ,Crockford, D . ,Wilke,S . ,Benison, J . , and Alkon, D . L . , A Randomized, Double - Blind,Placebo - Controlled, Phase II Study Assessing Safety, Tolerability, and Efficacy of Bryostatin in the Treatment of Moderately Severe to Severe Alzheimer’s Disease, J Alzheimers Dis . 2019 67 (2) : 555 - 570 . CONCLUSIONS REFERENCES CONTACT Daniel L. Alkon, MD. Neurotrope Email: dalkon@neurotrope.com In a recent follow - up Phase II study, NTRP 101 - 203 ,using the 20 μg protocol,although there was a chance baseline imbalance of 4 . 8 SIB points, a signal of benefit could be observed in the raw data for the pre - specified moderately severe stratum ( 2 / 3 of N= 97 patients) . Due to the baseline imbalance observed in the NTRP 101 - 203 study, and because a clear signal of benefit could be observed in the raw data from the moderately severe stratum (MMSE - 2 baseline scores 10 - 15 ) , we conducted a post - hoc analysis using paired data for individual patients, with each patient as his/her own control to compare the mean change from baseline to week 13 for each patient . This analysis showed a statistically significant improvement over baseline ( 4 . 8 points) in the mean SIB at week 13 for subjects in the bryostatin treatment group ( 32 subjects), paired t - test p < 0 . 0076 , 2 - tailed . In the placebo group ( 33 subjects), there was also a statistically significant increase from baseline in the mean SIB at week 13 , for paired t - test p < 0 . 0144 , consistent with the placebo effect seen in the overall 203 study . For the severe stratum (MMSE - 2 baseline scores 4 – 9 ) patients, there was no statistically significant change from baseline for either the treatment or the placebo group . The SIB improvement observed over the 13 - week trial period in the moderate stratum of this study expanded on the data from NTRP 101 - 202 , which showed a signal of bryostatin efficacy for patients treated with 20 μg bryostatin in the absence of concurrent memantine therapy . 6 An SIB improvement in the moderate stratum placebo group (p<, 0144 ) might be due to the SIB baseline imbalance that favored the placebo . As a further test of the robustness of this NTRP 01 - 203 Moderate Stratum benefit signal, a pre - specified trend analysis (measuring increase of SIB improvement as a function of successive drug doses) was performed on the repeated SIB measures over time (Weeks 0 , 5 , 9 , and 13 ) . These trend analyses showed a significant positive slope of improvement for the treatment groups in the 203 study that was significantly greater than for the placebo group (p< . 01 ) . In a number of pre - clinical studies, activators of PKC epsilon, such as the marine macrocyclic lactone, bryostatin, have been shown to increase synaptic numbers via synaptic growth factors such as BDNF, NGF, and IGF . 1 , 2 These PKC epsilon activators have also shown anti - apoptotic, anti - amyloid and anti - hyperphosphorylated tau, and cognitive enhancement efficacies . Specific enzymatic pathways in pre - clinical studies were demonstrated to mediate such effects . Electron and confocal microscopy demonstrated bryostatin - enhanced PKC epsilon activity as expressed by the generation of new synaptic connections (synaptogenesis) among hippocampal neuronal networks in animal models . In the confocal studies, increased red (pre - synaptic synaptophysin), green (post - synaptic PSD - 95 ) and yellow (Merged = synapse formation) indicated loci of synapse formation . In addition to reducing Aβ and hyperphosphorylated tau, bryostatin induces synaptogenesis, enhances cognition, and prevents neuronal death . A pharmacokinetic study with Alzheimer’s patients demonstrated a peak activation of PKC within one hour of infusion onset, closely associated with a measured rise to peak of bryostatin blood levels . 3 , 5 Furthermore, compassionate use trials showed marked improvements in AD patients with advanced disease . 5 Figure 3 NTRP 101 - 202 Trend Analyses : Individual SIB slopes (e . g . , trends over time) from baseline (various color lines), and overall treatment SIB slopes (darker black lines) for memantine - free 20 μg bryostatin arm, (Top) ; and memantine - free, placebo arm, (Bottom), respectively . Based on the statistical analysis, only the 20 μg bryostatin, memantine - free group, overall treatment (dark black line, Top) shows a significant ( p < 0 . 001 ) positive SIB trend (SIB improvement with repeated doses over time) . With memantine present, neither the 20 μg bryostatin arm nor the placebo arm showed a significant positive SIB trend . Figure 2 NTRP101 - 202 see legend below figure For further details, See Nelson et al., 2017, J. Alzheimer’s Disease Safety : In the Phase II trials, a safe dosing regimen was identified . In both trials, the 20 μg treatment groups demonstrated minimal differences in their safety profiles from patients taking placebo . Both groups had similar numbers of TEAEs ( 28 events in the placebo group versus 30 events in the 20 μg group in study NTRP 101 - 202 ; in NTRP 101 - 203 , comparable numbers of AEs were reported in both treatment arms, 57 in the bryostatin group, 59 in the placebo group) . The 40 μg Bryostatin arm presented with more TEAEs as compared to the other two arms . Efficacy : Patients in the 20 μg group in study NTRP 101 - 202 who were not on concurrent memantine therapy had significantly better improvement in SIB score ( 5 . 6 points) compared to the placebo group in an MMRM analyses of SIB total score . Moderately severe (MMSE - 2 10 - 15 ) patients in the bryostatin treatment group in study NTRP 101 - 203 , who were also memantine free, showed an improvement of 4 . 8 points . Although this treatment improvement was not significantly different from the placebo group by paired t - tests, it did show a positive trend that was greater for the treatment group than the trend for placebo patients . SUMMARY OF RESULTS Figure 1